Offerings - Offering: 1	Sep. 04, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Maximum Aggregate Offering Price	$ 278,000.00
Amount of Registration Fee	$ 38.39
Offering Note	The maximum aggregate amount of the securities to which the amended prospectus relates is $278,000.00. The initial fee of $38.39 for the aggregate of $278,000.00 was previously paid - Accession No. 0001104659-26-104788.